SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 16, 2003

Date of report (date of earliest event reported)

QUADRAMED CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21031	52-1992861

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Pelican Way, San Rafael, California, 94901

(Address of Principal Executive Offices)

(415) 482-2100

(Registrant’s telephone number, including area code)

ITEM 5.      Other Items.

On April 16, 2003, QuadraMed Corporation issued a press release announcing that it has executed an agreement with certain of its bondholders to refinance its outstanding debt. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.      Exhibits.

Exhibit No.	Description

99.1	QuadraMed Press Release, dated April 16, 2003, entitled, “QuadraMed Corporation Announces Restructuring.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 16, 2003	By:_________________________ Julia A. Bowen General Counsel